Exhibit 10.13

Addendum to the Binding Capital Contribution Agreement

Date: June 12, 2025

Parties:

●	Sport City Cadiz, S.L., a limited liability company organized under the laws of Spain, with registered office at Calle Portugal 2, Pol. Ind. El Trocadero, Puerto Real, 11100, Cádiz, Spain
●	Nomadar Corp., a corporation incorporated under the laws of the United States of America, with its principal office at 5015 Hwy 59 N, Marshall, Texas, 75670, USA

Whereas:

●	The Parties executed a Binding Capital Contribution Agreement dated October 27, 2024 (the “Agreement”), pursuant to which Sport City Cadiz, S.L. committed to make equity capital contributions to Nomadar Corp. subject to certain conditions; and
●	The Parties now wish to amend the capital contribution schedule under Part II of the Agreement.

Now, therefore, the Parties agree as follows:

1. Amendment to Contribution Schedule

The original capital contribution schedule in Part II of the Agreement is hereby replaced in its entirety with the following:

“Sport City Cadiz, S.L. has agreed to provide up to ten million U.S. dollars (USD $10,000,000.00) in equity capital to fund the business and operations of Nomadar Corp. over the course of fiscal years 2025, 2026, and 2027, as follows:

●	USD $2,000,000.00 payable in one tranche on October 30, 2025;
●	USD $2,000,000.00 payable in one tranche on January 30, 2026;
●	USD $1,500,000.00 payable in one tranche on May 30, 2026;
●	USD $2,500,000.00 payable in one tranche on September 30, 2026;
●	USD $2,000,000.00 payable in one tranche on January 30, 2027.”

2. No Other Changes

Except as expressly amended in this Addendum, all other terms and conditions of the Agreement shall remain in full force and effect.

3. Governing Law and Jurisdiction

This Addendum shall be governed by and construed in accordance with the governing law provisions set forth in Part V of the Agreement.

NOMADAR CORP. – 5015 HWY 59 N, Marshall, TX, 75670 - USA

IN WITNESS WHEREOF, the Parties have caused this Addendum to be executed by their duly authorized representatives as of the date first above written.

For Sport City Cadiz, S.L.
Name:	Manuel Ignacio Díaz Charlo
Position:	CEO

Signature:	/s/ Manuel Ignacio Díaz Charlo

For Nomadar Corp.
Name:	Carlos Lacave
Position:	CFO

Signature:	/s/ Carlos Lacave

NOMADAR CORP. – 5015 HWY 59 N, Marshall, TX, 75670 - USA